[GRAPHIC OMITTED]
                         PICTURE OF INTERNATIONAL FLAGS

                         THE GABELLI GLOBAL GROWTH FUND
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2002

[GRAPHIC OMITTED]
                                    FOUR STARS

          MORNINGSTAR RATED(TM) THE GABELLI GLOBAL GROWTH FUND 4 STARS
              OVERALL AND FOR THE THREE AND FIVE-YEAR PERIOD ENDED
                09/30/02 AMONG 24 AND 15 U.S. DOMICILED SPECIALTY
                       COMMUNICATIONS FUNDS, RESPECTIVELY.

TO OUR SHAREHOLDERS,

      1985 was a great year for German equities. However, the share prices for certain German blue chip companies including Siemens, Allianz, Bayer, Deutsche Bank and Daimler Benz (as it then was) were roughly the same at the end of September 2002 as they were at the end of 1985. This is a fairly dramatic example but illustrates the scope of the global bear market in equities. It would have been easy to choose similar examples from Japan where the market is trading at a nineteen year low.

      The third quarter of 2002 was a disaster for equities everywhere. There was nowhere to hide. The European markets, as measured by the Dow Jones Stoxx Index, fell by 23.0%. Looking at the individual markets, the German market declined by 36.9% and was the worst performing European market. Of the larger European markets, the United Kingdom declined least. Japan's Topix Index declined by 11.4% and actually did better than all of the European markets. Otherwise, Hong Kong declined by 13.5%, Singapore by 12.5% and Australia by 10.4%. By comparison, the Standard and Poor's ("S&P") 500 Index slumped by 17.3%. The Morgan Stanley Capital International ("MSCI") World Index, which combines the U.S. and international markets in one index, declined by 18.3%. So the U.S. did slightly better than the aggregate of foreign markets.

      For the third quarter, the Gabelli Global Growth Fund (the "Fund") declined by 17.4%. This compares with a decline of 18.2% for the MSCI All Country ("AC") World Free Index and a decline of 17.7% for the average global equity fund monitored by Lipper Inc.

STRATEGY REVIEW

      The Fund was formed to take advantage of the exceptional investment opportunities that are evolving around the world. We strive to find reasonably valued businesses exhibiting creativity to adapt to the changing environment. Additionally, we look for solid franchises, ideally with unique copyrights that can add to overall value creation. And lastly, we seek a catalyst to unlock the underlying value of our investments.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information contained herein relating to Morningstar: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Ratings metrics. (C)2002 Morningstar, Inc. All Rights Reserved.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------

                                                                     QUARTER
                                                  -------------------------------------------
                                                    1ST         2ND         3RD         4TH         YEAR
                                                    ---         ---         ---         ---         ----
  2002:   Net Asset Value .....................   $15.38       12.75      $10.53         --           --
          Total Return ........................    (0.5)%     (17.1)%     (17.4)%        --           --
------------------------------------------------------------------------------------------------------------
  2001:   Net Asset Value .....................   $18.10      $18.21      $13.87      $15.45       $15.45
          Total Return ........................   (11.1)%       0.6%      (23.8)%      11.4%       (24.2)%
------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value .....................   $36.37      $31.46      $27.80      $20.37       $20.37
          Total Return ........................     3.4%      (13.5)%     (11.6)%     (20.9)%      (37.5)%
------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value .....................   $20.33      $23.52      $24.91      $35.17       $35.17
          Total Return ........................    19.7%       15.7%        5.9%       47.4%       116.1%
------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value .....................   $16.45      $17.39      $15.17      $16.99       $16.99
          Total Return ........................    15.2%        5.7%      (12.8)%      21.4%        28.9%
------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value .....................   $11.79      $13.72      $15.02      $14.28       $14.28
          Total Return ........................     0.3%       16.4%        9.5%       10.9%        41.7%
------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value .....................   $12.57      $13.40      $13.22      $11.75       $11.75
          Total Return ........................     7.3%        6.6%       (1.3)%      (0.3)%       12.5%
------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value .....................   $10.62      $11.28      $12.30      $11.72       $11.72
          Total Return ........................     3.6%        6.2%        9.0%       (1.8)%       17.9%
------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value .....................    $9.90       $9.97      $10.54      $10.25       $10.25
          Total Return ........................    (1.0)%(b)    0.7%        5.7%       (2.8)%        2.5%(b)
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2002(A)
              ----------------------------------------------------
                                                        YEAR        SINCE
                                         QUARTER      TO DATE      INCEPTION (B)     5 YEAR       3 YEAR       1 YEAR
                                         -------      -------      -------------     ------       ------       ------
 Gabelli Global Growth Fund Class AAA    (17.41)%     (31.84)%         6.57%         (0.04)%     (21.91)%     (24.08)%

 MSCI AC World Free Index ...........    (18.22)%     (24.87)%         2.96%         (4.04)%     (13.91)%     (17.79)%
 Lipper Global Fund Average .........    (17.66)%     (24.28)%         3.35%         (3.05)%     (10.23)%     (16.10)%
--------------------------------------------------------------------------------

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized.
(b) From commencement of investment operations on February 7, 1994.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

[GRAPHIC OMITTED]
                    HOLDINGS BY GEOGRAPHIC REGION - 9/30/02

EDGAR REPRESENTATION OF PLOT POINTS:
EUROPE            22.9%
JAPAN              5.3%
SOUTH AFRICA       4.7%
ASIA/PACIFIC RIM   2.2%
LATIN AMERICA      1.4%
NORTH AMERICA     63.5%

COMMENTARY

      Fear of a double dip recession and news of more corporate scandals combined to drive equity prices sharply lower during the third quarter. As equity prices slid, money poured into the bond market. This resulted in ten year U.S. Government bond yields falling below 4% and actually ending the quarter with a yield of 3.59%. Similarly dated government bonds in Japan and Germany finished the quarter with yields of 1.18% and 4.27%, respectively. Investors are now faced with a difficult choice: leave your money on short term deposit and make about 1% in the U.S., 3% in the Euro and nothing in the Yen; buy longer dated bonds at multi-year lows; or venture back into equities. We would suggest this is not the time to abandon equities, but rather to look to increase exposure.

      Government bond markets have benefited from a flight to quality that has resulted in a sharp widening of the yield differentials between government bonds and lesser quality credits. This risk aversion has led to a flight away from equities. Throughout the world, equity markets have been derated. Relative to interest rates and looking at the relationship between stocks and bonds over the past twenty-five years, equities appear to be attractively priced. However, during the past two decades or so, the world has enjoyed a period of gradual disinflation. As inflation fell, bond yields declined and stocks commanded higher price-earnings ("PE") multiples. The market is now coming to grips with what happens next. Will inflation remain low, will it rise, or will prices actually decline causing deflation. Deflation need not necessarily be harmful. Indeed we have all enjoyed the benefits of lower prices for telephone calls, computers and cars. The problem with deflation was well expressed in the September 14 edition of THE ECONOMIST :

     "Deflation is much more harmful than inflation. Falling prices encourage consumers to postpone spending in the expectation of cheaper goods tomorrow; they also make it impossible to deliver negative real interest rates if these are needed to drag an economy out of recession. Most dangerous of all is a cocktail of deflation and debt. Deflation pushes up the real burden of debt, while the value of assets linked to that debt, such as house prices, may have to fall even more sharply in nominal terms to return to a fair value. This has already caused severe balance-sheet problems in Japan, and now America and Germany may be at risk: In both countries debts have surged to record levels."

      Clearly the authorities both in Europe and the U.S. are well aware of the Japanese experience. Also, the Japanese economy appeared to be recovering well in 1996 only to fall victim to a couple of policy blunders, including a rise in the sales tax. As investors, we will continue to focus on companies that have a business model which will not be adversely affected by low cost competition. This means understanding a company's competitive advantage and whether it is sustainable over the long term.

Also, why risk owning a company with a poor balance sheet? Of course, these are the very companies that will outperform in a market rally or in an environment of higher inflation. But this is a risk that we are unlikely to take.

      The economic news outside the U.S. remains fairly bleak. Growth in most of Europe is muted. The European Central Bank seems to be reducing its opposition to lowering interest rates but has not yet taken any action. Short rates remain at 3.25%. Fiscally, Europe remains in a straightjacket. European governments had agreed to limit their budget deficits to enhance confidence in the newly created Euro. But with weak growth, budget deficits have risen limiting the government's ability to raise spending. Indeed, these rules moved Mr. Prodi, the President of the European Commission, to state that they were "stupid." Well said.

      The Japanese still struggle in their attempts to fix the economy without taking the harsh cleansing medicine. Bad loans need to be recognized and excess capacity eliminated. However, this will result in further economic weakness, certainly in the short term, and a rise in unemployment. Recently, exports have provided a boost to the economy but how much longer can that continue? In the meantime, unemployment is rising and wage growth is stagnant. Most companies worldwide are in a cautious mood concentrating on cost cutting. Top line growth is hard to find and this is unlikely to change in the near term.

UNITED STATES: CAPACITY UTILIZATION, PROFITS AND THE CONSUMER

      Uncertainty continues to hang over the U.S. economy. We are watching three elements to determine when and how the recovery is developing: capacity utilization, profits and the consumer.

      When capacity utilization picks up, corporate profits rise, capital spending increases and employment rises. In this cycle, capacity utilization bottomed in December 2001 at 74.4%. Over the ten-year expansionary period from March 1991 to March 2001, the rate averaged 81.8%. Since last December, the rate continued to increase every month through July when it peaked at 76.3%. Since July, it has fallen twice consecutively to 75.9% in September. It will be important to see a recovery in this rate since corporations are unlikely to invest in new plant and equipment if they are not utilizing their existing facilities.

      The rebound in corporate profitability has already begun and we expect this to continue next year. This will be driven by a pick-up in final demand, improving profit margins as productivity gains outpace labor costs, and lower interest expense as companies continue to de-lever.

      Meanwhile, the consumer remains fragile. Consumer confidence, as measured by the University of Michigan Survey, fell to 80.4 in October, which is below the 81.8 level reached in September last year. Weekly initial jobless claims remain persistently above the 400,000 mark, which economists' claim is the dividing line between an improving and a deteriorating labor market. On the other hand, low interest rates continue to drive the housing market. In September, home construction rose to the highest level in 16 years.

INVESTMENT SCORECARD

      Metals and mining stocks continued to perform well through the third quarter as Harmony Gold Mining, Gold Fields and Meridian Gold all appreciated by more than 10%. Positions in the publishing sector such as Washington Post and PRIMEDIA also posted solid gains. Telecommunications stocks rebounded with wireless operator Nextel Communications and AT&T making our top-ten performance list. Several financial services holdings including J.P. Morgan Chase, Swiss Re and Banca Monte negatively impacted the Fund's performance. Entertainment stocks Fox Kids Europe and Crown Media also retreated substantially during the quarter.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of September 30, 2002.

BANK OF IRELAND (BKIR.I - $9.73 - DUBLIN STOCK EXCHANGE) is one of the leading financial institutions in Ireland. The bank is a major beneficiary of the strong economic growth that Ireland is currently experiencing. Outside its home market, the company has expanded into the United Kingdom. Management has created a strong regional bank in the European context, with a dominant presence in the Irish savings market.

BELO CORP. (BLC - $21.88 - NYSE), headquartered in Dallas, is a diversified media company with operations throughout the U.S. The company is the twelfth largest television broadcaster in the U.S. with nineteen television stations, reaching 15% of U.S. households. Belo also owns four daily newspapers, including THE DALLAS MORNING NEWS with daily circulation of over 500,000. Additionally, the company has local Internet sites and regional cable news networks. Belo is geographically focused in three clusters: Texas, the Southwest and the Northwest.

DIAGEO PLC (DGE.L - $12.41 - LONDON STOCK EXCHANGE) is one of the world's leading drinks business with a portfolio of international brands. Some of the company's leading brands include Guinness, Johnnie Walker and Smirnoff. The company has reorganized itself over the past few years and management can now focus its attention on growing its premium drinks business. This restructuring included the sale of Pillsbury to General Mills, the sale of Burger King to a financial buyer and the purchase of Seagram's drinks business.

DUKE ENERGY CORP. (DUK - $19.55 - NYSE) is a fallen angel. Duke Energy announced a major reduction in earnings per share expectations and the shares fell sharply. The reduction was due to the decline in profits from energy trading and marketing. In addition, Duke had a huge common stock offering in the third quarter that put additional pressure on the share price. The Fund used the decline in the share price of DUK as an opportunity to add more shares. Duke Energy's primary businesses are low-risk regulated utilities in North and South Carolina and large interstate natural gas pipelines that should continue to produce steady earnings growth and stable cash flows.

HARMONY GOLD MINING LTD. (HARJ.J - $15.84 - JOHANNESBURG STOCK EXCHANGE; HGMCY - $15.65 - NASDAQ) has graduated from a medium-sized gold company to one of the world's largest with annual production of about 3.1 million ounces of gold. The company has developed a core competency in mining low-grade ore very efficiently. Harmony Gold has applied these skills to other poorly managed mines with great success. Because the company is unhedged (no short gold positions), any increase in the gold price will likely have a very positive impact on profits.

PLACER DOME INC. (PDG - $9.13 - NYSE) is one of the world's lowest cost gold producers. Placer Dome has fourteen operational mines in Australia, Chile, Papua New Guinea, South Africa and the United States. The company's focus on large, low-cost mines continues to drive efficient production. Placer Dome has developed a joint venture with Western Areas Limited to develop the largest undeveloped ore-body in the Witwatersrand region of South Africa. The company just succeeded in its takeover of AurionGold in Australia, which is Placer Dome's joint venture partner in two of its Australian mines. This should provide another avenue for growth.

SANOFI-SYNTHELABO SA (SASY. PA - $56.38 - PARIS STOCK EXCHANGE) was created in 1999 from the merger of two publicly quoted French-based pharmaceutical companies. The merged entity is controlled by Total Fina Elf, the French oil giant, and L'Oreal, the consumer products giant. Sanofi-Synthelabo is one of the fastest growing major pharmaceutical companies with popular products for the cardiovascular and central nervous system markets.

TICKETMASTER (TMCS - $15.25 - NASDAQ) is a publicly traded subsidiary of USA Interactive (USAI - $19.38 - Nasdaq) that dominates the online and offline ticketing market in the United States. The company also operates USA's local city guide business on the Internet and the match.com website, which is the number one destination for personal ads on the Internet.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

       In  our  efforts  to  bring  our   shareholders   more  timely  portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       WHO                             WHEN
                       ---                             ----
      Special Chats:   Mario J. Gabelli                First Monday of each month
                       Howard Ward                     First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                       NOVEMBER                        DECEMBER                        JANUARY
                       --------                        --------                        -------
      1st Wednesday    Charles Minter & Martin Weiner  Charles Minter & Martin Weiner  Ivan Arteaga
      2nd Wednesday    Caesar Bryan                    Walter Walsh & Laura Linehan    Charles Minter & Martin Weiner
      3rd Wednesday    Walter Walsh & Laura Linehan    Hart Woodson                    Walter Walsh & Laura Linehan
      4th Wednesday    Barbara Marcin                                                  Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Although the global economic picture remains uncertain, corporate restructuring, de-leveraging and margin improvements have laid the foundation for a recovery in profitability. Currently, we believe Mr. Market is presenting us with a number of compelling investment opportunities. If history is any guide we can expect a decent snap back as markets are very oversold. Looking further ahead, companies that can achieve earnings growth will be rewarded.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GICPX for Class AAAShares. Please call us during the business day for further information.

                                   Sincerely,

            /S/ MARC GABELLI                    /S/ CAESAR BRYAN
            MARC GABELLI                        CAESAR BRYAN
            Team Portfolio Manager              Team Portfolio Manager

/S/ A. HARTSWELL WOODSON      /S/ EVAN MILLER           /S/ IVAN ARTEAGA
A. HARTSWELL WOODSON, III     EVAN MILLER, CFA          IVAN ARTEAGA, CFA
Team Portfolio Manager        Team Portfolio Manager    Team Portfolio Manager

November 1, 2002

--------------------------------------------------------------------------------

                AVERAGE ANNUAL RETURNS -- SEPTEMBER 30, 2002 (A)
                ------------------------------------------------
                                   CLASS AAA SHARES       CLASS A SHARES       CLASS B SHARES       CLASS C SHARES
                                   ----------------       --------------       --------------       --------------
  1 Year ..........................     (24.08)%             (24.06)%             (24.65)%             (24.71)%
                                                             (28.45)%(c)          (29.29)%(d)          (25.63)%(d)
  5 Year ..........................      (0.04)%              (0.03)%              (0.36)%              (0.42)%
                                                              (1.21)%(c)           (0.60)%(d)           (0.42)%(d)
  Life of Fund (b) ................       6.57%                6.58%                6.37%                6.34%
                                                               5.85%(c)             6.37%(d)             6.34%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on March 2, 2000, May 5, 2000 and March 12, 2000, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. (b) Performance is calculated from inception of Class AAA Shares on February 7, 1994. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                   MARKET
  SHARES                                                            VALUE
  ------                                                        ------------
             COMMON STOCKS -- 81.2%
             ADVERTISING -- 0.6%
     37,000  CMGI Inc.+ ...................................     $     12,950
     49,712  JC Decaux SA+ ................................          561,040
                                                                ------------
                                                                     573,990
                                                                ------------
             AEROSPACE -- 1.0%
     25,086  BAE Systems plc ..............................           75,746
     14,550  Lockheed Martin Corp. ........................          940,948
                                                                ------------
                                                                   1,016,694
                                                                ------------
             AGRICULTURE -- 1.7%
    134,925  Archer-Daniels-Midland Co. ...................        1,687,912
                                                                ------------
             AUTOMOTIVE -- 0.8%
     33,188  Toyota Motor Corp. ...........................          853,281
                                                                ------------
             BROADCASTING -- 4.5%
      8,284  Acme Communications Inc.+ ....................           64,615
      5,180  Beasley Broadcast Group Inc., Cl. A+ .........           65,061
     33,230  British Sky Broadcasting Group plc+ ..........          267,824
      2,447  Fisher Communications Inc. ...................          115,009
     24,471  Granite Broadcasting Corp.+ ..................           51,878
        833  Gray Television Inc. .........................            9,121
     38,000  Nippon Broadcasting System Inc. ..............        1,123,706
     86,661  NRJ Group ....................................        1,224,691
    100,000  On Command Corp.+ ............................           50,000
     12,236  Paxson Communications Corp.+ .................           26,919
        500  Reuters Group plc ............................            1,777
      9,256  SBS Broadcasting SA+ .........................          121,439
     54,659  Sinclair Broadcast Group Inc.+ ...............          748,828
     81,082  Young Broadcasting Inc., Cl. A+ ..............          702,981
                                                                ------------
                                                                   4,573,849
                                                                ------------
             BUILDING AND CONSTRUCTION -- 0.4%
     21,974  Fomento de Construcciones y Contratas SA .....          431,710
                                                                ------------
             BUSINESS SERVICES -- 1.7%
     58,731  Cendant Corp.+ ...............................          631,946
     21,873  Interep National Radio Sales Inc., Cl. A+ ....           56,432
     25,000  Secom Co. Ltd. ...............................        1,000,082
                                                                ------------
                                                                   1,688,460
                                                                ------------
             CABLE -- 0.5%
      8,045  Adelphia Communications Corp., Cl. A+ ........            1,006
     36,206  Cablevision Systems Corp., Cl. A+ ............          328,026
      8,727  Charter Communications Inc., Cl. A+ ..........           16,232
     45,200  NTL Inc.+ ....................................              588
    104,373  UnitedGlobalCom Inc., Cl. A+ .................          171,172
                                                                ------------
                                                                     517,024
                                                                ------------

                                                                   MARKET
  SHARES                                                            VALUE
  ------                                                        ------------
             COMMUNICATIONS EQUIPMENT -- 0.3%
      3,512  Agere Systems Inc., Cl. A+ ...................     $      3,863
     86,202  Agere Systems Inc., Cl. B+ ...................           85,340
      1,225  Furukawa Electric Co. Ltd. ...................            2,788
    325,828  Lucent Technologies Inc.+ ....................          247,629
                                                                ------------
                                                                     339,620
                                                                ------------
             COMPUTER HARDWARE -- 0.3%
     27,860  Hewlett-Packard Co. ..........................          325,126
                                                                ------------
             COMPUTER SOFTWARE AND SERVICES -- 0.7%
    205,000  Diversinet Corp. Units .......................           51,250
     26,000  EMC Corp.+ ...................................          118,820
    268,686  Gemplus International SA+ ....................          119,488
     16,800  ManTech International Corp., Cl. A+ ..........          394,145
                                                                ------------
                                                                     683,703
                                                                ------------
             CONSUMER PRODUCTS -- 3.3%
     12,136  Altadis SA ...................................          271,051
     34,000  Callaway Golf Co. ............................          353,600
      5,314  Compagnie Financiere Richemont AG, Cl. A .....           78,814
    161,344  Marzotto SpA .................................        1,084,247
     29,367  Mattel Inc. ..................................          528,900
      7,000  Nintendo Co. Ltd. ............................          815,344
      2,643  Swatch Group AG, Cl. B .......................          197,343
                                                                ------------
                                                                   3,329,299
                                                                ------------
             CONSUMER SERVICES -- 6.6%
    435,478  Ticketmaster, Cl. B+ .........................        6,641,039
                                                                ------------
             DIVERSIFIED INDUSTRIAL -- 2.1%
     70,368  Autostrade SpA ...............................          544,507
      6,837  Eiffage SA ...................................          527,020
    371,000  Finmeccanica SpA .............................          174,521
      5,237  Groupe Bruxelles Lambert SA ..................          194,028
     12,336  Honeywell International Inc. .................          267,198
     20,458  Six Continents plc ...........................          190,784
     12,236  Tyco International Ltd. ......................          172,528
                                                                ------------
                                                                   2,070,586
                                                                ------------
             EDUCATIONAL SERVICES -- 0.5%
     30,100  Benesse Corp. ................................          470,760
                                                                ------------
             ELECTRONICS -- 1.5%
      1,600  Murata Manufacturing Co. Ltd. ................           81,485
      1,500  Nikon Corp. ..................................           11,446
      3,570  Samsung Electronics Co. Ltd. .................          867,966
         75  Sony Corp. ...................................            3,148
     36,000  Texas Instruments Inc. .......................          531,720
      1,000  Toshiba Corp.+ ...............................            3,056
                                                                ------------
                                                                   1,498,821
                                                                ------------

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)-- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                   MARKET
  SHARES                                                            VALUE
  ------                                                        ------------
             COMMON STOCKS (CONTINUED)
             ENERGY AND UTILITIES -- 4.6%
     73,780  BP plc .......................................     $    493,119
      3,427  CMS Energy Corp. .............................           27,622
     40,000  Devon Energy Corp. ...........................        1,930,000
      4,895  Duke Energy Corp. ............................           95,697
     29,365  El Paso Corp. ................................          242,849
      1,466  Electrabel SA ................................          346,257
      1,204  Eni SpA ......................................           16,515
     15,470  Equitable Resources Inc. .....................          534,488
      5,583  Gas Natural SDG SA ...........................           94,623
     62,173  National Grid Group plc ......................          441,453
      3,808  Nordex AG+ ...................................           12,946
     79,925  Stolt Offshore SA+ ...........................          194,128
      1,063  Total Fina Elf SA ............................          139,928
     34,260  Williams Companies Inc. ......................           77,428
                                                                ------------
                                                                   4,647,053
                                                                ------------
             ENTERTAINMENT -- 8.2%
     45,980  AOL Time Warner Inc.+ ........................          537,966
     16,630  Crown Media Holdings Inc., Cl. A+ ............           58,205
    106,000  EMI Group plc ................................          283,387
    148,000  Fox Kids Europe NV+ ..........................          643,548
     34,500  Gemstar-TV Guide International Inc.+ .........           86,940
        560  Hudson Soft Co. Ltd. .........................            2,898
    250,875  Liberty Media Corp., Cl. A+ ..................        1,801,282
    150,000  Publishing & Broadcasting Ltd. ...............          638,974
     85,303  Rank Group plc ...............................          358,179
    100,000  Shaw Brothers (Hong Kong) Ltd. ...............           80,133
    490,000  SMG plc ......................................          697,380
      2,447  Viacom Inc., Cl. A+ ..........................           99,226
     40,000  Viacom Inc., Cl. B+ ..........................        1,622,000
     96,180  Vivendi Universal SA .........................        1,078,816
     22,878  Vivendi Universal SA, ADR ....................          260,580
                                                                ------------
                                                                   8,249,514
                                                                ------------
             EQUIPMENT AND SUPPLIES -- 0.6%
      6,901  Neopost SA+ ..................................          232,559
        978  Tennant Co. ..................................           31,638
     25,050  THK Co. Ltd. .................................          308,855
                                                                ------------
                                                                     573,052
                                                                ------------
             FINANCIAL SERVICES -- 2.4%
     48,834  Anglo Irish Bank Corp. plc ...................          291,974
      4,700  Assurances Generales de France ...............          117,281
    185,800  Banca Monte dei Paschi di Siena SpA ..........          379,169
     29,039  Bank of Ireland ..............................          282,673
      4,400  Converium Holding AG+ ........................          194,133
     11,914  Irish Life & Permanent plc, Dublin ...........          135,401
      9,788  JP Morgan Chase & Co. ........................          185,874
      4,895  Merrill Lynch & Co. Inc. .....................          161,290
     12,136  RAS SpA ......................................          142,601
      1,942  Swiss Re .....................................          109,213
     29,800  Travelers Property Casualty Corp., Cl. A+ ....          393,360
                                                                ------------
                                                                   2,392,969
                                                                ------------

                                                                   MARKET
  SHARES                                                            VALUE
  ------                                                        ------------
             FOOD AND BEVERAGE -- 3.8%
     48,828  Autogrill SpA+ ...............................     $    385,552
     19,000  Beghin-Say ...................................          691,923
      2,113  Carlsberg A/S, Cl. B .........................          109,648
     41,125  Coca-Cola Femsa SA, ADR ......................          781,786
      2,793  Coca-Cola Hellenic Bottling Co. SA ...........           40,685
        980  Constellation Brands Inc.+ ...................           22,638
     25,366  Diageo plc ...................................          314,741
      4,894  Fleming Companies Inc. .......................           24,470
      3,947  Hain Celestial Group Inc.+ ...................           57,824
      1,957  Heinz (H.J.) Co. .............................           65,305
      5,000  Kerry Group plc, Cl. A .......................           64,730
    114,402  Parmalat Finanziaria SpA .....................          313,170
     35,550  Pepsi Bottling Group Inc. ....................          831,870
      1,000  Pernod-Ricard SA .............................           89,931
                                                                ------------
                                                                   3,794,273
                                                                ------------
             HEALTH CARE -- 4.7%
      4,062  Altana AG ....................................          147,163
      2,231  Arkopharma ...................................           86,847
      3,170  Aventis SA ...................................          166,036
      6,402  Boiron SA ....................................          482,100
     14,683  Bristol-Myers Squibb Co. .....................          349,455
     35,000  GlaxoSmithKline plc ..........................          677,014
     24,000  Novartis AG ..................................          948,942
     17,286  Pliva dd, Reg S, GDR .........................          213,482
      6,200  Roche Holding AG .............................          419,374
      3,533  Sanofi-Synthelabo SA .........................          199,189
     14,683  Schering-Plough Corp. ........................          313,042
      6,363  Stada Arzneimittel AG ........................          220,654
     10,253  UCB SA .......................................          295,870
      4,895  Wyeth ........................................          155,661
                                                                ------------
                                                                   4,674,829
                                                                ------------
             HOTELS AND GAMING -- 0.4%
      5,550  Greek Organization of Football Prognostics ...           53,093
    130,726  Hilton Group plc .............................          328,932
                                                                ------------
                                                                     382,025
                                                                ------------
             METALS AND MINING -- 10.7%
     12,295  Agnico-Eagle Mines Ltd., New York ............          196,843
     26,918  Agnico-Eagle Mines Ltd., Toronto .............          432,733
     14,742  Anglogold Ltd., ADR ..........................          392,874
    171,313  AurionGold Ltd. ..............................          300,655
     24,666  Barrick Gold Corp. ...........................          383,556
     14,684  Compania de Minas Buenaventura SA, ADR .......          314,238
    122,362  Durban Roodepoort Deep Ltd., ADR+ ............          509,026
     29,404  Freeport-McMoRan Copper & Gold Inc.,
               Cl. B+ .....................................          395,778
     88,484  Glamis Gold Ltd.+ ............................          821,683
     71,026  Gold Fields Ltd., ADR ........................          909,133
     48,944  Goldcorp Inc. ................................          543,061
    125,679  Harmony Gold Mining Co. Ltd. .................        1,991,322
     58,733  Harmony Gold Mining Co. Ltd., ADR ............          919,171

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)-- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                   MARKET
  SHARES                                                            VALUE
  ------                                                        ------------
             COMMON STOCKS (CONTINUED)
             METALS AND MINING (CONTINUED)
     85,842  IAMGOLD Corp. ................................     $    329,033
     49,329  Ivanhoe Mines Ltd.+ ..........................          100,137
    490,225  Lihir Gold Ltd.+ .............................          340,943
     24,474  Meridian Gold Inc.+ ..........................          447,874
     24,473  Newmont Mining Corp. .........................          673,252
      1,469  Peabody Energy Corp. .........................           37,460
     32,026  Placer Dome Inc. .............................          292,397
     73,614  Repadre Capital Corp.+ .......................          392,151
                                                                ------------
                                                                  10,723,320
                                                                ------------
             PUBLISHING -- 1.8%
      3,915  Belo Corp., Cl. A ............................           85,660
    516,425  Independent News & Media plc, Dublin .........          688,982
      2,155  Knight-Ridder Inc. ...........................          121,564
    213,700  PRIMEDIA Inc.+ ...............................          297,043
      1,958  Scripps (E.W.) Co., Cl. A ....................          135,689
      1,469  Tribune Co. ..................................           61,419
        476  United Business Media plc ....................            1,609
        245  Washington Post Co., Cl. B ...................          159,005
     12,920  Wolters Kluwer NV ............................          233,658
                                                                ------------
                                                                   1,784,629
                                                                ------------
             RETAIL -- 2.9%
     40,161  Blockbuster Inc., Cl. A ......................          995,993
     15,554  Boots Co. plc ................................          129,274
     28,400  Coach Inc.+ ..................................          727,040
      2,070  Ito-Yokado Co. Ltd. ..........................           81,277
     25,550  Ross Stores Inc. .............................          910,602
      1,063  Tod's SpA ....................................           26,525
                                                                ------------
                                                                   2,870,711
                                                                ------------
             SATELLITE -- 0.2%
     11,920  General Motors Corp., Cl. H+ .................          109,068
    299,700  Loral Space & Communications Ltd.+ ...........           80,919
                                                                ------------
                                                                     189,987
                                                                ------------
             TELECOMMUNICATIONS: BROADBAND -- 0.0%
    134,000  United Pan-Europe Communications NV,
               Cl. A+ .....................................            7,945
                                                                ------------
             TELECOMMUNICATIONS: LOCAL -- 5.5%
      9,456  ALLTEL Corp. .................................          379,469
     45,600  AT&T Canada Inc.+ ............................        1,463,827
     61,700  AT&T Canada Inc., Cl. B+ .....................        1,978,719
    276,769  Broadwing Inc.+ ..............................          548,003
      4,768  CenturyTel Inc. ..............................          106,946
      3,547  Citizens Communications Co.+ .................           24,049
    116,800  Rogers Communications Inc., Cl. B+ ...........          736,342
      2,333  SBC Communications Inc. ......................           46,893
      7,032  Verizon Communications Inc. ..................          192,958
                                                                ------------
                                                                   5,477,206
                                                                ------------

                                                                   MARKET
  SHARES                                                            VALUE
  ------                                                        ------------
             TELECOMMUNICATIONS: LONG DISTANCE -- 2.8%
    135,000  AT&T Corp. ...................................     $  1,621,350
    147,089  BT Group plc .................................          380,514
         48  KDDI Corp. ...................................          149,827
     48,942  Qwest Communications International Inc.+ .....          111,588
     54,472  Sprint Corp. - FON Group .....................          496,785
     60,000  WorldCom Inc. - MCI Group ....................            9,600
                                                                ------------
                                                                   2,769,664
                                                                ------------
             TELECOMMUNICATIONS: NATIONAL -- 1.8%
    106,295  KPN NV+ ......................................          551,492
     27,652  Portugal Telecom SA ..........................          124,338
        490  Swisscom AG ..................................          136,202
     16,651  TDC A/S ......................................          361,132
     41,943  Telecom Italia SpA, RNC ......................          208,494
      2,267  Telefonica SA+ ...............................           16,892
     59,709  Telekom Austria AG+ ..........................          460,258
                                                                ------------
                                                                   1,858,808
                                                                ------------
             WIRELESS COMMUNICATIONS -- 4.3%
     52,815  AT&T Wireless Services Inc.+ .................          217,598
    167,200  Centennial Communications Corp.+ .............          484,880
     14,437  Dobson Communications Corp., Cl. A+ ..........            4,475
    290,225  Filtronic plc ................................          273,849
    134,409  Leap Wireless International Inc.+ ............           30,914
    214,097  Nextel Communications Inc., Cl. A+ ...........        1,616,432
        245  NTT DoCoMo Inc. ..............................          418,597
     18,100  Rogers Wireless Communications Inc.+ .........           96,991
     92,100  Rogers Wireless Communications Inc.,
             Cl. B+ .......................................          502,866
     42,194  Rural Cellular Corp., Cl. A+ .................           36,287
      5,825  Telemig Celular Participacoes SA, ADR ........           77,997
      9,088  Telephone & Data Systems Inc. ................          458,489
      2,791  United States Cellular Corp.+ ................           82,558
     14,501  Western Wireless Corp., Cl. A+ ...............           39,153
                                                                ------------
                                                                   4,341,086
                                                                ------------
             TOTAL COMMON STOCKS ..........................       81,438,945
                                                                ------------
             PREFERRED STOCKS -- 0.5%
             BUSINESS SERVICES -- 0.1%
    127,398  MindArrow Systems Inc., Pfd., Ser. C + (a) ...           53,507
                                                                ------------
             CABLE -- 0.1%
      1,815  CSC Holdings Inc.,
               11.750% Pfd., Ser. H .......................          121,151
                                                                ------------
             ENTERTAINMENT -- 0.1%
     14,800  ProSieben Sat.1 Media AG, Pfd. ...............           94,338
                                                                ------------

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)-- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                   MARKET
  SHARES                                                            VALUE
  ------                                                        ------------
             PREFERRED STOCKS (CONTINUED)
             TELECOMMUNICATIONS: LOCAL -- 0.0%
         93  Broadwing Communications,
               12.500% Pfd., Ser. B .......................     $      2,523
      3,096  Broadwing Inc.,
               6.750% Cv. Pfd., Ser. B ....................           34,985
                                                                ------------
                                                                      37,508
                                                                ------------
             WIRELESS COMMUNICATIONS -- 0.2%
      4,000  TDS Capital I,
               8.500% Pfd. ................................           99,720
      4,000  TDS Capital II,
               8.040% Pfd. ................................           98,400
                                                                ------------
                                                                     198,120
                                                                ------------
             TOTAL PREFERRED STOCKS .......................          504,624
                                                                ------------
             RIGHTS -- 0.0%
             CABLE -- 0.0%
        673  NTL Inc. Rights+ .............................                0
                                                                ------------
             WARRANTS -- 0.0%
             BUSINESS SERVICES -- 0.0%
     34,000  MindArrow Systems Inc., Ser. C Warrants+ .....                0
      9,444  MindArrow Systems Inc.,
              Warrants expire 08/03/05+ (a) ...............                0
                                                                ------------
                                                                           0
                                                                ------------
             COMPUTER SOFTWARE AND SERVICES -- 0.0%
    153,750  Diversinet Corp. Warrants+ ...................                0
                                                                ------------
             TOTAL WARRANTS ...............................                0
                                                                ------------

 PRINCIPAL                                                         MARKET
  AMOUNT                                                            VALUE
  ------                                                        ------------
             U.S. GOVERNMENT OBLIGATIONS -- 18.3%
$18,343,000  U.S. Treasury Bills++,
                1.629% to 1.700%,
                10/03/02 to 12/26/02 ......................     $ 18,334,557
                                                                ------------
             TOTAL INVESTMENTS -- 100.0%
              (Cost $134,679,637) .........................      100,278,126

             OTHER ASSETS AND
               LIABILITIES (NET) -- 0.0% ..................          (34,869)
                                                                ------------
             NET ASSETS -- 100.0% .........................     $100,243,257
                                                                ============
-----------------
(a)   Security  fair  valued  under  procedures  established  by  the  Board  of
      Directors.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depository Receipt.
GDR - Global Depository Receipt.
RNC - Non-Convertible Savings Shares


                                     % OF
                                    MARKET          MARKET
GEOGRAPHIC DIVERSIFICATION           VALUE           VALUE
--------------------------          ------          ------
North America ............           63.5%     $ 63,697,773
Europe ...................           22.9%       22,957,059
Japan ....................            5.3%        5,326,550
South Africa .............            4.7%        4,721,526
Asia/Pacific Rim .........            2.2%        2,228,670
Latin America ............            1.4%        1,346,548
                                    ------     ------------
                                    100.0%     $100,278,126
                                    ======     ============

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                               SEPTEMBER 30, 2002
                               ------------------
    Bank of Ireland                                   Harmony Gold Mining Ltd.
    Belo Corp.                                        Placer Dome Inc.
    Diageo plc                                        Sanofi-Synthelabo SA
    Duke Energy Corp.                                 Ticketmaster
--------------------------------------------------------------------------------

                        Gabelli Global Series Funds, Inc.
                         THE GABELLI GLOBAL GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                             John D. Gabelli
CHAIRMAN AND CHIEF                                SENIOR VICE PRESIDENT
INVESTMENT OFFICER                                GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                                    Karl Otto Pohl
CHIEF EXECUTIVE OFFICER                           FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.                         DEUTSCHE BUNDESBANK

Anthony J. Colavita                               Werner J. Roeder, MD
ATTORNEY-AT-LAW                                   VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.                         LAWRENCE HOSPITAL CENTER

Arthur V. Ferrara                                 Anthonie C. van Ekris
FORMER CHAIRMAN AND                               MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER                           BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE
COMPANY OF AMERICA

                                    OFFICERS

Mario J. Gabelli, CFA                             James E. McKee
PRESIDENT AND CHIEF                               SECRETARY
INVESTMENT OFFICER

Bruce N. Alpert
VICE PRESIDENT AND TREASURER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB442Q302SR

[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

THE
GABELLI
GLOBAL
GROWTH
FUND

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2002